Exhibit 99.1

Manitex International, Inc. Announces

Strategic Alternatives Being Considered for A.S.V., LLC

BRIDGEVIEW, IL, January 23, 2017 — Manitex International, Inc. (NASDAQ:MNTX), a leading international provider of cranes and specialized equipment, announced today that its Board of Directors is considering strategic alternatives for A.S.V., LLC, its joint venture with Terex Corporation (NYSE:TEX), to realize maximum value for Manitex shareholders. The Board’s review will include the possibility of a sale of all or a portion of ASV or Manitex’s ownership stake (51%) in ASV, as well as the possibility of ASV becoming a public company.

ASV is a manufacturer of high quality compact rubber tracked and skid steer loaders. Prior to the formation of the joint venture, ASV was a wholly owned subsidiary of Terex Corporation, and prior to its acquisition by Terex, ASV was an independent, publicly traded company.

The Board has not made a decision to enter into any transaction at this time, and the consideration of strategic alternatives may not result in the consummation of any transaction. The Company does not intend to make further public comment regarding any transaction unless and until the Board makes a decision with respect to a specific transaction or otherwise concludes its review.

This press release does not constitute an offer to sell or the solicitation of an offer to buy securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction.

About Manitex International, Inc.

Manitex International, Inc. is a leading worldwide provider of highly engineered specialized equipment including boom trucks, cranes, and other related industrial equipment. Our products, which are manufactured in facilities located in the USA and Italy, are targeted to selected niche markets where their unique designs and engineering excellence fill the needs of our customers and provide a competitive advantage. We have consistently added to our portfolio of branded products and equipment both through internal development and focused acquisitions to diversify and expand our sales and profit base while remaining committed to our niche market strategy. Our brands include Manitex, PM, Badger, Sabre, and Valla. ASV, our Joint Venture with Terex Corporation, manufactures and sells a line of high quality compact track and skid steer loaders.

Forward-Looking Statements

Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This release contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,”

“estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company’s future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements, including, but not limited to, a strategic alternative for A.S.V., LLC. These factors and additional information are discussed in the Company’s filings with the Securities and Exchange Commission and statements in this release should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Contact:

Manitex International, Inc.	Darrow Associates, Inc.
David Langevin	Peter Seltzberg, Managing Director
Chairman and Chief Executive Officer	Investor Relations
(708) 237-2060	(516) 419-9915
dlangevin@manitex.com	pseltzberg@darrowir.com